                              POWER OF ATTORNEY


The undersigned does hereby constitute and appoint LEONARD B. MARSHALL, JR. and RONALD J. THYEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Form 10-K Annual Report of Kimball International, Inc. (and each amendment thereto, if any) pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended June 30, 1994, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or their substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  August 20, 1994





              Thomas L. Habig                       Dr. Jack R. Wentworth
              Thomas L. Habig                       Dr. Jack R. Wentworth



              James C. Thyen                             Brian K. Habig
              James C. Thyen                             Brian K. Habig



               John B. Habig                             John T. Thyen
               John B. Habig                             John T. Thyen



             Anthony P. Habig                            Gary P. Critser
             Anthony P. Habig                            Gary P. Critser



           Christine M. Vujovich                        Douglas A. Habig
           Christine M. Vujovich                        Douglas A. Habig



              Ronald J. Thyen                       Leonard B. Marshall, Jr.
              Ronald J. Thyen                       Leonard B. Marshall, Jr.




                                                                      Exhibit 24
                                     - 80 -